UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d)
of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 1, 2022

DIGITAL REALTY TRUST, INC.

DIGITAL REALTY TRUST, L.P.

(Exact name of registrant as specified in its charter)

Maryland	001-32336	26-0081711
Maryland	000-54023	20-2402955
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

5707 Southwest Parkway, Building 1, Suite 275 Austin, Texas	78735
(Address of principal executive offices)	(Zip Code)

(737) 281-0101

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol(s)	Name of each exchange on which registered
Common Stock	DLR	New York Stock Exchange
Series J Cumulative Redeemable Preferred Stock	DLR Pr J	New York Stock Exchange
Series K Cumulative Redeemable Preferred Stock	DLR Pr K	New York Stock Exchange
Series L Cumulative Redeemable Preferred Stock	DLR Pr L	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Digital Realty Trust, Inc.:	Emerging growth company ☐
Digital Realty Trust, L.P.:	Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.

Digital Realty Trust, Inc.:	☐
Digital Realty Trust, L.P.:	☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On September 1, 2022, the Compensation Committee (the “Committee”) of the Board of Directors of Digital Realty Trust, Inc. (the “REIT”) approved amendments (together, the “Amendments”) to (i) the employment agreement, dated June 18, 2019, with Andrew P. Power, our President and Chief Financial Officer, and (ii) the employment agreement, dated January 1, 2019, with Gregory S. Wright, our Chief Investment Officer (together, the “Employment Agreements”), in each case, entered into by the  REIT, Digital Realty Trust, L.P. and DLR LLC (together, the “Company”) with each of Mr. Power and Mr. Wright (together, the “executives”) on September 8, 2022.

Pursuant to each executive’s Amendment, subject to earlier termination as provided in the applicable Employment Agreement, the term of the applicable executive’s employment with the Company will automatically be extended each year for successive one-year periods until either the Company or the executive provides 60 days written notice of non-extension prior to the expiration of the then-current term.

Mr. Power’s Amendment also amends his Employment Agreement to reflect (i) Mr. Power’s current title as President and Chief Financial Officer of the Company and (ii) his current annual base salary of $650,000.

Mr. Wright’s Amendment also amends his Employment Agreement to reflect (i) Mr. Wright’s principal place of employment in the Company’s offices in Austin, Texas, (ii) his current annual base salary of $625,000 per year, and (iii) his current target and maximum annual bonus, which are equal to 125% and 250%, respectively, of his base salary for the applicable year.

The foregoing description of the Amendments is qualified in its entirety by the full text of the Amendments, which will be filed as exhibits to the REIT’s and Digital Realty Trust, L.P.’s combined Quarterly Report on Form 10-Q for the quarter ending September 30, 2022.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrants have duly caused this report to be signed on their behalf by the undersigned hereunto duly authorized.

Date: September 8, 2022

Digital Realty Trust, Inc.
By:	/s/ JEANNIE LEE
Jeannie Lee
Executive Vice President, General Counsel and Secretary

Digital Realty Trust, L.P.
By:	Digital Realty Trust, Inc.
Its general partner
By:	/s/ JEANNIE LEE
Jeannie Lee
Executive Vice President, General Counsel and Secretary